UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2011

CHINA ENVIRONMENTAL PROTECTION, INC.

(Exact name of registrant as specified in Charter)

Nevada	000-53783	75-3255056
(State of Incorporation)	(Commission File	(IRS Employer
	Number)	Identification No.)

c/o Jiangsu Jinyu Environmental Engineering Co. Ltd.

WestGarden, GaochengTown

Yixing City, Jiangsu Province

People’s Republic of China 214214

(Address of registrant’s principal executive office)

86-510-87838598

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 27, 2010, Yixing Dragon Path Environment Technology Limited (“Yixing Dragon Path”), a indirectly wholly owned subsidiary of China Environmental Protection, Inc. (the “Company”) entered into a series of agreements, including Consulting Services Agreement, Operating Agreement, Option Agreement, Voting Rights Proxy Agreement, and Equity Pledge Agreement (collectively, “VIE Agreements”), with Jiangsu Zhenyu Environmental Protection Technology Co. Ltd. (“Zhenyu”), the Company’s variable interest entity (“VIE”) and shareholders of Zhenyu, whereby the Company assumed effective control over Zhenyu.

On July 1, 2011, Yixing Dragon Path, Zhenyu and shareholders of Zhenyu, agreed to terminate the VIE Agreements and entered into a series of agreements, namely, the Termination Agreement on Consulting Services Agreement, Termination Agreement on Operating Agreement, Termination Agreement on Option Agreement, Termination Agreement on Voting Rights Proxy Agreement and Termination Agreement on Equity Pledge Agreement (collectively, “Termination Agreements”). Pursuant to the Termination Agreements, all the VIE Agreements were terminated in their entirety and of no further force or effect, effective July 1, 2011 except that the consulting services fee accrued under the Consulting Services Agreement payable by June 30, 2011 (“Outstanding Services Fee”) shall be paid within 12 months upon effectiveness of the Termination Agreement on Consulting Services Agreement. No termination penalties were incurred by the Company and Yixing Dragon Path in connection with the Termination Agreements.

Concurrent with the entry of the Termination Agreements, Yixing Dragon Path and Zhenyu entered into an Equity Transfer Agreement, whereby Zhenyu shall transfer 75% of the equity interest of Jiangsu Jinyu Environmental Engineering Co., Ltd. (“Jinyu”) to Yixing Dragon Path in consideration of $840,000 (“Equity Transfer Consideration”), which represents 75% of the registered capital of Jinyu. The equity transfer and payment of consideration shall be completed within 90 days upon the approval of the equity transfer by relevant authorities. In connection with the Equity Transfer Agreement, Yixing Dragon Path and Zhenyu executed an Agreement on Assignment of 75% Shareholder’s Rights in Jinyu, pursuant to which Zhenyu shall assign all its rights as a holder of 75% of the equity interest in Jinyu to Yixing Dragon Path.

On the same day, Yixing Dragon Path and Zhenyu also entered into an Agreement on Transfer of the Share in Five Patents whereby Zhenyu shall transfer its shares in five patents to Yixing Dragon Path for certain consideration (“Patent Transfer Consideration”) subject to further discussion between the two parties.

On July 1, 2011, Yixing Dragon Path and Zhenyu executed an Offset Agreement whereby the Outstanding Services Fee due to Yixing Dragon Path shall be offset by the Equity Transfer Consideration and the Patent Transfer Consideration that are due to Zhenyu. As a result of the execution of the Offset Agreement, the obligations of Yixing Dragon Path and Zhenyu to pay each other the appropriate consideration pursuant to the Termination Agreements, Equity Transfer Agreement and Agreement on Transfer of the Share in Five Patents are fully satisfied.

Mr. Boping Li is Chief Executive Officer and Chairman of the Company and is also a majority shareholder and executive director of Zhenyu. However, we believe that the terms of these aforementioned agreements are no less favorable than the terms that we could obtain from disinterested third parties. According to our PRC counsel, AllBright Law Offices, our conduct of business through these agreements complies with existing PRC laws, rules and regulations. A copy of the legal opinion is attached hereto as Exhibit 23.1 to this report and incorporated by reference herein.

On December 13, 2011, the People’s Government of Jiangsu Province approved the equity transfer of Jinyu from Zhenyu to Yixing Dragon Path and issued a new Certificate of Approval for Establishment of Enterprises with Foreign Investment in the People’s Republic of China to Jinyu. A new business license of Jinyu was also issued by the Administration Bureau of Industry and Commerce of Yixing, WuxiCity on December 22, 2011.The acquisition of 75% of the equity interest of Jinyu was thus fully completed.A copy of the translated certificate of approval and the business license is attached hereto as Exhibits 99.1 and 99.2 to this report and incorporated by reference herein.

As a result of the foregoing transactions, Zhenyu is no longer a VIE of the Company. Jinyu becomes a wholly owned subsidiary of the Company with 25% of its equity interest held by Dragon Path and the remaining 75% held by Yixing Dragon Path.

The forgoing description of the Termination Agreements, Equity Transfer Agreement, Agreement on Assignment of 75% Shareholder’s Rights in Jinyu, Agreement on Transfer of the Share in Five Patents and Offset Agreement does not purport to be complete and is qualified in its entirety by reference to such documents, a copy of which is attached hereto as Exhibits 10.1 through 10.9 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

The information required by this item is set forth in Item 1.01“Entry into a Material Definitive Agreement” above and is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information required by this item is set forth in Item 1.01 “Entry into a Material Definitive Agreement” above and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit
Number	Description

10.1	Termination Agreement on Consulting Services Agreement, dated July 1, 2011, by and between Yixing Dragon Path Environment Technology Limited and Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.
10.2	Termination Agreement on Operating Agreement, dated July 1, 2011,by and among Yixing Dragon Path Environment Technology Limited and Jiangsu Zhenyu Environmental Protection Technology Co. Ltd, and shareholders of Zhenyu
10.3	Termination Agreement on Option Agreement, dated July 1, 2011, by and among Yixing Dragon Path Environment Technology Limited and Jiangsu Zhenyu Environmental Protection Technology Co. Ltd, and shareholders of Zhenyu
10.4	Termination Agreement on Voting Rights Proxy Agreement, dated July 1, 2011, by and among Yixing Dragon Path Environment Technology Limited and Jiangsu Zhenyu Environmental Protection Technology Co. Ltd, and shareholders of Zhenyu
10.5	Termination Agreement on Equity Pledge Agreement, dated July 1, 2011, by and among Yixing Dragon Path Environment Technology Limited and Jiangsu Zhenyu Environmental Protection Technology Co. Ltd, and shareholders of Zhenyu
10.6	Equity Transfer Agreement, dated July 1, 2011, by and between Yixing Dragon Path Environment Technology Limited and Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.
10.7	Agreement on Assignment of 75% Shareholder’s Rights in Jinyu, dated July 1, 2011, by and between Yixing Dragon Path Environment Technology Limited and Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.
10.8	Agreement on Transfer of the Share in Five Patents, dated July 1, 2011,by and between Yixing Dragon Path Environment Technology Limited and Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.
10.9	Offset Agreement, dated July 1, 2011, by and between Yixing Dragon Path Environment Technology Limited and Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.
23.1	Opinion of AllBright Law Offices
99.1	Translation of Certificate of Approval for Establishment of Enterprises with Foreign Investment in the People’s Republic of China
99.2	Translation of Business License for Jinyu

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ENVIRONMENTAL PROTECTION, INC.

By:	/s/ Boping Li
Name:	Boping Li
Title:	Chief Executive Officer

Date:  October 15, 2012